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                                                                    EXHIBIT 10.6


                              BANKATLANTIC BANCORP
                      2000 NON-QUALIFIED STOCK OPTION PLAN

         I. PURPOSES. The purposes of this BankAtlantic Bancorp 2000 Non-Qualified Stock Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to eligible Employees as well as other individuals who perform services for the Company and its Subsidiaries and to promote the success and profitability of the Company's business. Options granted under the Plan will be Non-qualified Stock Options.

         II. DEFINITIONS. As used herein, the following definitions shall apply:

                  (1) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                  (2) "CLASS A COMMON STOCK" shall mean the Class A common stock, par value $.01 per share, of the Company.

                  (3) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (4) "COMPANY" shall mean BankAtlantic Bancorp, Inc., a Florida corporation, and its successors and assigns.

                  (5) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

                  (6) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors of the Company or the Committee.

                  (7) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company, or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (8) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (9) "NON-QUALIFIED STOCK OPTION" shall mean a stock option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (10) "OFFICER" shall mean an officer of the Company as defined in Rule 16a-1(f) of the Exchange Act.

                  (11) "OPTION" shall mean a stock option granted pursuant to the Plan.

                  (12) "OPTIONED STOCK" shall mean the Class A Common Stock subject to an Option.

                  (13) "OPTIONEE" shall mean the recipient of an Option.

                  (14) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (15) "RULE 16B-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule.

                  (16) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.


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                  (17) "SHARE" shall mean a share of the Class A Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (18) "STOCK OPTION AGREEMENT" shall mean a written option agreement as defined in Section 16 of the Plan.

                  (19) "SUBSIDIARY" shall mean a "subsidiary corporation," of the Company whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (20) "TRANSFEREE" shall mean a "transferee " of the Optionee as defined in Section 10 of the Plan.

         III. STOCK. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares of Class A Common Stock which may be optioned and sold under the Plan is1,704,148 shares of authorized but unissued, or reserved, Class A Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

         IV. ADMINISTRATION.

                  (1) PROCEDURE. The Plan shall be administered by a Committee appointed by the Board of Directors. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time, at its discretion, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, and fill vacancies however caused. If the Committee shall cease to exist, or for any other reason determined by the Board of Directors, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

                  (2) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall, in its discretion, have the authority to: (i) grant Non-qualified Stock Options; (ii) determine, upon review of relevant information, the fair market value of any of the Company's securities including, without limitation, the Class A Common Stock; (iii) determine the exercise price per share of Options to be granted; (iv) determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) determine the vesting schedule of the Options to be granted; (vi) interpret the Plan; (vii) prescribe, amend and rescind rules and regulations relating to the Plan; (viii) determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (ix) accelerate or defer (with the consent of the holder thereof) the exercise date of any Option; (x) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; and
(xi) make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (3) EFFECT OF THE COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.

         V. ELIGIBILITY. Options may be granted to Employees as well as directors, independent contractors and agents, as determined by the Committee. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. The Plan shall not constitute a contract of employment nor shall the Plan confer upon any Optionee any right with respect to the continuation of employment or any other service with the Company or any Subsidiary nor shall it interfere in any way with his or her right or the Company's or Subsidiary's right, as the case may be, to terminate his or her employment at any time`.

         VI. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors. The Plan shall continue in effect ten (10) years from the effective date of the Plan, unless sooner terminated under Section 13 of the Plan.



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         VII. TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.

         VIII. EXERCISE PRICE AND CONSIDERATION.

                  (1) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as determined by the Committee.

                  (2) PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, promissory note, shares of the Company's capital stock, or other securities of the Company having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Florida law. When payment of the exercise price for the Shares to be issued upon exercise of an Option consists of shares of the Company's capital stock, such shares will not be accepted as payment unless the Optionee or Transferee, if applicable, has held such shares for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes.

         IX. EXERCISE OF OPTION.

                  (1) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company or its Subsidiaries and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance of the stock certificate evidencing such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Except as provided in the Plan, no adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (2) TERMINATION OF STATUS AS AN EMPLOYEE. Subject to this
Section 9(b), if any Employee ceases to be in Continuous Status as an Employee, other than as a result of permanent or disability (as defined below) or death, he or any Transferee may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Committee) after the date he ceases to be an Employee, exercise his or her Option to the extent that he or any Transferee was entitled to exercise it as of the date of such termination. To the extent that he or any Transferee was not entitled to exercise the Option at the date of such termination, or if he or any Transferee does not exercise such Option (which he or any Transferee was entitled to exercise) within the time specified herein, the Option shall terminate. If any Employee ceases to serve as an Employee as a result of a termination for cause (as determined by the Committee), any Option held by such Employee or Transferee shall terminate immediately and automatically on the date of his or her termination as an Employee unless otherwise determined by the Committee.

                  (3) DISABILITY OF OPTIONEE. In the event an Employee is unable to continue his employment as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or any Transferee may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as is determined by the Committee) from the date of termination of employment, exercise his or her Option to the extent he or any Transferee was entitled to exercise it at the date of such disability. To the extent that he or any Transferee was not entitled to exercise the Option at the date of disability, or if he or any Transferee does not



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exercise such Option (which he or any Transferee was entitled to exercise)
within the time specified herein, the Option shall terminate.

                  (4) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised:

                           (a) if the Optionee is an Employee at the time of his
or her death, and was in Continuous Status as an Employee since the date of grant of the Option, at any time within twelve (12) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

                           (b) if such death is within thirty (30) days (or such
other period of time not exceeding three (3) months as is determined by the Committee) after the termination of Continuous Status as an Employee, at any time within three (3) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or any Transferee, as the case may be, but only to the extent of the right to exercise that had accrued at the date of termination.

         X. TRANSFERABILITY OF OPTIONS. During an Optionee's lifetime, an Option may be exercisable only by the Optionee and an Option granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b_3, the Committee may determine that any Nonqualified Stock Option may be transferred by an Optionee to any of the following: (1) a family member of the Optionee; (2) a trust established primarily for the benefit of the Optionee and/or a family member of said Optionee; or (3) any charitable organization exempt from income tax under Section 501(c)(3) of the Code (collectively, a "Transferee"). Any other attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of any Option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

         XI. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  (1) INCREASE OR DECREASE IN THE NUMBER OF ISSUED SHARES. Subject to any required action by the shareholders of the Company, the number of shares of Class A Common Stock covered by each outstanding Option, and the number of shares of Class A Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Class A Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock resulting from a stock split or the payment of a stock dividend with respect to such stock or any other increase or decrease in the number of issued shares of such stock effected without receipt or payment of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company in accordance with their terms shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock subject to an Option.

                  (2) DISSOLUTION OR LIQUIDATION; SALE OF SUBSTANTIALLY ALL OF THE ASSETS; MERGER. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee or the Board of Directors may determine, in its discretion, that (i) if any such transaction is effected in a manner that holders of Class A Common Stock will be entitled to receive stock or securities in exchange for such shares, then, as a condition of such transaction, lawful and adequate provision shall be made whereby the provisions of the Plan and the Options granted hereunder shall thereafter be applicable, as nearly equivalent as may be practicable,



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in relation to any shares of stock or securities thereafter deliverable upon the exercise of any Option or (ii) the Option will terminate immediately prior to the consummation of such proposed transaction. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee or Transferee, if applicable, the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  (3) RIGHT TO TAKE CERTAIN CORPORATE ACTIONS. Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         XII. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option or such later date as the Committee may specify. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         XIII. AMENDMENT AND TERMINATION OF THE PLAN.

                  (1) COMMITTEE ACTION. Subject to applicable laws and regulations, the Committee or the Board of Directors may amend or terminate the Plan from time to time in such respects as the Committee or the Board of Directors may deem advisable without the approval of the Company's shareholders.

                  (2) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend or modify the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment or modification is in the best interest of shareholders or Optionees.

         XIV. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated under the Securities Act and Exchange Act, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned provisions of law.

         XV. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

         XVI. STOCK OPTION AGREEMENT. Options shall be evidenced by written Stock Option Agreements in such form as the Committee shall approve. The Stock Option Agreement may contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

         XVII. COMPLIANCE WITH RULE 16B-3. It is the intent of the Company that this Plan and Options



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granted hereunder satisfy, and be interpreted in a manner that, in the case of
Optionees who are or may be Officers, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3, or other exemptive rules under Section 16 of the Exchange Act, and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intent expressed in this Section 17, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Officers.

         XVIII. INDEMNIFICATION OF COMMITTEE MEMBERS. In addition to such other rights of indemnification they may have as Directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereon, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding (except that such right of indemnification shall not apply with respect to any action, suit or other proceeding that such Committee member is adjudged liable for gross negligence or misconduct in the performance of his or her duties); PROVIDED, HOWEVER, that within sixty (60) days after institution of any such action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         XIX. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         XX. TAX WITHHOLDINGS. The Company and any Subsidiary may, in their discretion and to the extent permitted by law, withhold from any payments, distributions or transfers of any kind due to an Optionee with respect to the Options or the Optioned Stock the amount of any federal, state, local or foreign taxes required by any governmental regulatory authority.

         XXI. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees, officers and directors of the Company or any Subsidiary.

         XXII. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         XXIII. HEADINGS NOT PART OF PLAN. Headings of Articles and Sections of the Plan are inserted for convenience and reference and shall not constitute a part of the Plan.

         XXIV. SEVERABILITY. If any provision of the Plan is held to be invalid or unenforceable by a court of competent jurisdiction, then such invalidity or unenforceability shall not affect the validity and enforceability of the other provisions of the Plan and the provision held to be invalid or unenforceable shall be enforced as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability.



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